Exhibit 21.1

Subsidiary Name	State of Incorporation

623 Landfill, Inc.	VA
A-Best Disposal, Inc.	OH
Ace Disposal Services, Inc.	OH
ADAJ Corporation	CA
Agricultural Acquisitions, LLC	IN
Anderson Solid Waste, Inc.	CA
Arc Disposal Company, Inc.	IL
Ariana, LLC	DE
Astro Waste Services, Inc.	ME
Atlas Transport, Inc.	CA
Barker Brothers Waste Incorporated	TN
Barker Brothers, Inc.	TN
Bay Collection Services, Inc.	CA
Bay Environmental Management, Inc.	CA
Bay Landfills, Inc.	CA
Bay Leasing Company, Inc.	CA
Berkeley Sanitary Service, Inc.	CA
Berrien County Landfill, Inc.	MI
BLT Enterprises of Oxnard, Inc.	CA
Bom Ambiente Insurance Company	Cayman Islands
Calvert Trash Service Incorporated	MD
Calvert Trash Systems, Incorporated	MD
Capital Waste & Recycling, Inc.	NY
Central Virginia Properties, LLC	GA
Compactor Rental Systems of Delaware, Inc.	DE
Consolidated Disposal Service, LLC	DE
Continental Waste Industries — Gary, Inc.	IN
Continental Waste Industries, L.L.C.	DE
Covington Waste, Inc.	TN
Crockett Sanitary Service, Inc.	CA
CWI of Florida, Inc.	FL
CWI of Illinois, Inc.	IL
CWI of Missouri, Inc.	MO
E & P Investment Corporation	IL
Envirocycle, Inc.	FL
FLL, Inc.	MI
Golden Bear Transfer Services, Inc.	CA
HMD Waste, L.L.C.	DE
Honeygo Run Reclamation Center, Inc.	MD
Hyder Waste Container, Inc.	NC
K & K Trash Removal, Inc.	MD

Subsidiary Name	State of Incorporation

McCusker Recycling, Inc.	PA
M-G Disposal Service, LLC	DE
Modern-Mallard Energy, LLC	DE
Northwest Tennessee Disposal Corp.	TN
Oceanside Waste & Recycling Services	CA
Ohio Republic Contracts, II, Inc.	DE
Ohio Republic Contracts, Inc.	OH
Peninsula Waste Systems, LLC	MD
Perdomo & Sons, Inc.	CA
Perdomo/BLT Enterprises, LLC	CA
Potrero Hills Landfill, Inc.	CA
Prichard Landfill Corporation	WV
Reliable Disposal, Inc.	MI
Republic Dumpco, Inc.	NV
Republic Enivronmental Technologies, Inc.	NV
Republic Ohio Contracts, LLC	OH
Republic Services Aviation, Inc.	FL
Republic Services Financial LP, Inc.	DE
Republic Services Financial, Limited Partnership	DE
Republic Services Group, LLC	DE
Republic Services Holding Company, Inc.	DE
Republic Services of Arizona Hauling, LLC	AZ
Republic Services of Buffalo, LLC	DE
Republic Services of California Holding Company, Inc.	DE
Republic Services of California I, LLC	DE
Republic Services of California II, LLC	DE
Republic Services of Canada, Inc.	Ontario, Canada
Republic Services of Colorado Hauling, LLC	CO
Republic Services of Colorado I, LLC	CO
Republic Services of Florida GP, Inc.	DE
Republic Services of Florida LP, Inc.	DE
Republic Services of Florida, Limited Partnership	DE
Republic Services of Georgia GP, LLC	DE
Republic Services of Georgia LP, LLC	DE
Republic Services of Georgia, Limited Partnership	DE
Republic Services of Indiana LP, Inc.	DE
Republic Services of Indiana Transportation, LLC	DE
Republic Services of Indiana, Limited Partnership	DE
Republic Services of Kentucky, LLC	KY
Republic Services of Maryland, LLC	MD
Republic Services of Michigan Hauling, LLC	MI
Republic Services of Michigan Holding Company, Inc.	DE

Subsidiary Name	State of Incorporation

Republic Services of Michigan I, LLC	MI
Republic Services of Michigan II, LLC	MI
Republic Services of Michigan III, LLC	MI
Republic Services of Michigan IV, LLC	MI
Republic Services of Michigan V, LLC	MI
Republic Services of New Jersey, LLC	DE
Republic Services of North Carolina, LLC	NC
Republic Services of Ohio Hauling, LLC	OH
Republic Services of Ohio I, LLC	OH
Republic Services of Ohio II, LLC	OH
Republic Services of Ohio III, LLC	OH
Republic Services of Ohio IV, LLC	OH
Republic Services of Pennsylvania, LLC	DE
Republic Services of South Carolina, LLC	DE
Republic Services of Southern California, LLC	DE
Republic Services of Tennessee, LLC	DE
Republic Services of Virginia, LLC	VA
Republic Services of Wisconsin GP, LLC	DE
Republic Services of Wisconsin LP, LLC	DE
Republic Services of Wisconsin, Limited Partnership	DE
Republic Services Real Estate Holding, Inc.	NC
Republic Services Risk Management, Inc.	DE
Republic Services Vasco Road, LLC	DE
Republic Services, Inc.	DE
Republic Silver State Disposal, Inc.	NV
Republic Transportation Services of Canada, Inc.	Ontario, Canada
Republic Waste Services of Texas GP, Inc.	DE
Republic Waste Services of Texas LP, Inc.	DE
Republic Waste Services of Texas, Ltd.	TX
Republic Waste, Limited Partnership	DE
RI/Alameda Corp.	CA
Richmond Sanitary Service, Inc.	CA
RITM, LLC	DE
RSG Cayman Group, Inc.	DE
Rubbish Control, LLC	DE
RWS Transport, L.P.	DE
Sandy Hollow Landfill Corp.	WV
Sanifill, Inc.	TN
Schofield Corporation of Orlando	FL
Solano Garbage Company	CA
South Trans, Inc.	NJ
Southern Illinois Regional Landfill, Inc.	IL
Taormina Industries, LLC	DE

Subsidiary Name	State of Incorporation

Tay-Ban Corporation	MI
Tri-County Refuse Service, Inc,	MI
Water Recovery Systems, LLC	SC
Wayne Developers, LLC	GA
West Contra Costa Energy Recovery Company	CA
West Contra Costa Sanitary Landfill, Inc.	CA
West County Landfill, Inc.	CA
West County Resource Recovery, Inc.	CA
Wilshire Disposal Services, Inc.	CA
Zakaroff Services	CA

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